SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2004

Philadelphia Consolidated Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer’ Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA		19004

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 12. Results of Operations and Financial Condition
Signatures
EXHIBIT INDEX
SECOND QUARTER RESULTS JUNE 30, 2004
SECOND QUARTER 2004 CONFERENCE CALL PRESENTATION
SECOND QUARTER 2004 PREMIUMS BY SEGMENT
SIX MONTHS 2004 PREMIUMS BY SEGMENT
SECOND QUARTER 2004 ADDITIONAL SUPPLEMENTAL INFORMATION

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Second Quarter Results June 30, 2004 and restatement of financial statements to reflect adjustment of revenue and net income for prior periods arising from profit commissions under two reinsurance contracts.

Exhibit 99.2 Second Quarter 2004 Conference Call Presentation.

Exhibit 99.3 Second Quarter 2004 Premiums by Segment.

Exhibit 99.4 Six Months 2004 Premiums by Segment

Exhibit 99.5 Second Quarter 2004 Additional Supplemental Information.

ITEM 12. Results of Operations and Financial Condition

On July 22, 2004, the registrant conducted a conference call announcing the results of the Company’s operations for the quarter ended June 30, 2004. The registrant also announced it will restate its audited financial statements for the year ended December 31, 2003 and its unaudited financial statements for the quarters ended June 30, 2003, September 30, 2003 and March 31, 2004 to include in prior periods a portion of the revenue and net income arising from profit commissions due to the Registrant under two reinsurance contracts. The revenue and net income from one of such contracts originally had been recorded in the fourth quarter 2003, while the revenue and net income from the other such reinsurance contract had not been recorded in prior periods. The conference call presentation is attached as Exhibit 99.2 to this report, is incorporated herein by reference and shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.

The registrant discloses net operating income, a non GAAP financial measure, which it defines as net income adjusted for after-tax net realized investment gains and losses. Because net operating income is not a term defined by GAAP, the registrant’s net operating income may not be comparable to similarly titled measures reported by other companies. However, the registrant believes that this measure provides useful information to help investors measure the results of its regular business activities. The registrant utilizes net operating income in its budget and planning process and, in part, in measuring actual performance.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)
Dated: July 26, 2004	By:	Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Second Quarter Results June 30, 2004 and restatement of financial statements to reflect adjustment of revenue and net income for prior periods arising from profit commissions under two reinsurance contracts.	Furnished electronically herewith.
99.2	Second Quarter 2004 Conference Call Presentation	Furnished electronically herewith.
99.3	Second Quarter 2004 Premiums by Segment	Furnished electronically herewith.
99.4	Six Months 2004 Premiums by Segment	Furnished electronically herewith.
99.5	Second Quarter 2004 Additional Supplemental Information	Furnished electronically herewith.